Exhibit 10.1

AMENDED AND SUBSTITUTED

WHOLESALE POWER CONTRACT

by and between

BASIN ELECTRIC POWER COOPERATIVE

and

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

THIS AGREEMENT, Made as of January 16, 1975, between Basin Electric Power Cooperative (hereinafter called the “Seller”), a corporation organized and existing under the laws of the State of North Dakota, and Tri-State Generation and Transmission Association, Inc. (hereinafter called the “Member”), a corporation organized and existing under the laws of the State of Colorado:

WITNESSETH:

WHEREAS, the Seller has constructed an electric generating plant and transmission system, and may construct additional generating capacity or purchase or otherwise obtain electric power and energy for the purpose, among others, of supplying electric power and energy to borrowers from the Rural Electrification Administration which are or may become members of the Seller; and

WHEREAS, the Seller has contracted for the introduction of the power and energy produced by such electric generating plant into the transmission system of the Bureau of Reclamation for delivery to its members through facilities of the Bureau of Reclamation including both transmission lines and substation equipment; and

WHEREAS, the Seller, along with other electric cooperatives, has entered into a contract with the Bureau of Reclamation to establish a “Joint Transmission System” including specifically described facilities and contemplated additions to said Joint Transmission System under certain conditions, over which said Joint Transmission System Seller may deliver to Member electric service; and

WHEREAS, the Seller may construct or contract for the use of delivery facilities to make delivery of power and energy to its Members in addition to delivery facilities of the Joint Transmission System, and contemplates construction or contract for the use of specific facilities for the specific purpose of delivering power and energy to Member for resale to its members in Colorado and Wyoming; and

WHEREAS, the Member has heretofore entered into a Wholesale Power Contract with Seller dated August 12, 1964, Supplement No. 1 thereto dated March 19, 1965, and an Amendment thereto dated November 16, 1967 (hereinafter collectively called the “Power Contract”), and the parties hereto desire to further amend said Power Contract on the terms and conditions set forth herein, and to incorporate the original contract and all amendments in one amended and substituted wholesale power contract;

NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereto agree as follows:

“1.                                     General. The Seller shall sell and deliver to the Member and the Member shall purchase and receive from the Seller the electric power and energy which the Member shall require in addition to power and energy available to the Member from the other

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power sources listed below, to the extent that the Seller shall have such power and energy and facilities available, but not to exceed the following:

1.1                               The maximum demand of the member supplied by the Seller for delivery to Member’s Nebraska electric service requirements in the month when the simultaneous maximum demands of the Member’s Nebraska requirements for electric service and all other Member cooperatives supplied by the Seller equal in the aggregate the firm delivery capability of the following resources of the Seller:

a.                              Leland Olds Generating Station, Units Numbers 1 and 2;

b.                              280 MW peaking capacity purchased from the Bureau of Reclamation; and

c.                               Seller’s portion of the capability of the Missouri Basin Joint Power Project, to be constructed by the Seller and other bulk electric suppliers, presently contemplated to be completed in 1986. The exact total capacity and location of units of the Missouri Basin Joint Power Project has not been determined at the time of execution of this Amendment.

shall be the maximum demand for electric power which Seller shall be obligated to supply to the Member for Nebraska loads. Seller shall notify Member the total resources available to Seller as soon as Item c above has been determined. Upon the determination of the maximum demand for electric power which Seller shall be obligated to supply to the Member, Seller shall advise the Member of such determination, and such number shall be the maximum demand which Seller shall be obligated to deliver to the Member for Nebraska loads for the remainder of the term of this contract.

1.2                               100,000 KW delivered at 230 KV at the Western side of an AC/DC/AC tie to be constructed and interconnected with the Joint Tranmission System, to serve Colorado and Wyoming loads of the Member:

provided, however:

a.                              The power and energy purchased hereunder shall be furnished in accordance with the normal load pattern of the Member’s system;

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b.                              Seller’s obligation to furnish and the Member’s obligation to receive and pay for electric power and energy hereunder shall commence upon completion of the generation and transmission facilities necessary for service hereunder and upon the availability to the Seller of necessary transmission and related facilities, including those of the Bureau of Reclamation;

c.                               The Member shall have the right during the term of this Agreement to continue to obtain power and energy from the power sources and in the amounts listed below:

Bureau of Reclamation	contract rate of del.	KW
Basin Electric Power Coop.	100,000	KW
Member’s Generating Plant		KW
Other		KW

provided, however, that if the Seller at any time and from time to time is unable to sell on a firm power rate basis the entire capacity of the Seller’s generating unit, and there is in effect an agreement between the Seller and the United States (acting through the Bureau of Reclamation) permitting such action, the Member shall reduce its purchases from the Bureau of Reclamation to the extent requested by the Seller and shall increase its purchases from the Seller in the amount of the requested reduction of purchases from the Bureau of Reclamation. The amount of reduction of Bureau of Reclamation power purchases which the Member shall be requested to make shall either

i.                                          bear the same ratio to the aggregate of the reductions which all members shall be requested to make as the contract rate of delivery of the Member under its contract with the Bureau of Reclamation bears to the aggregate of the contract rates of delivery to all Members under their contracts with the Bureau of Reclamation; or

ii.                                       be such other amount as the Seller and the Member may agree upon in order to minimize the loss in wheeling payments from, and billing penalty payments to, the Bureau of Reclamation under all the Members’ contracts with the Bureau of Reclamation. To the extent that the reduction of power purchases from the Bureau of Reclamation by the Member pursuant to such request of the Seller results in:

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i.                                  the loss of wheeling payments which otherwise would have been made to the Member by the Bureau of Reclamation, or

ii.                                       in the Member’s becoming liable for billing penalty payments under its power contract with the Bureau of Reclamation which it would not have otherwise incurred, the amounts thereof shall be determined and the effects spread equitably among all the Members by means of a surcharge in the Rate Schedule.

d.                              In addition to the supply under the preceding paragraph (c), the Member shall have the right to continue to purchase power and energy under the following contract(s) during the remainder of the term thereof and shall terminate such contract(s) as soon as it may legally do so if the Seller shall, with the approval or at the direction of the Administrator of the Rural Electrification Administration (hereinafter called the “Administrator”), so request:

.

2.                                      Electric Characteristics and DeliveryPoint(s). Electric power and energy to be furnished hereunder shall be alternating current, three phase, sixty cycle. The Seller shall deliver such electric power and energy into the transmission system of the Bureau of Reclamation, and the Member shall receive such power and energy at the point(s) of delivery on the transmission system of the Bureau or the joint transmission system contemplated to be established by a Pooling Agreement between the Seller, Bureau and others, as shall be scheduled by the Member, and such other point or points as may be agreed upon by the Seller and the Member.

3.                                      Substation. Delivery of electric power and energy shall be through the necessary substation equipment at the point(s) of connection with the transmission system of the Bureau of Reclamation or the joint system. The Member shall own and maintain switching and protective equipment which may be reasonably necessary to enable the Member to take and use the electric power and energy hereunder. Meters and metering equipment shall be furnished, maintained and read by the Bureau of Reclamation and shall be located at the point of delivery on the low voltage side of such transforming equipment.

4.                                      Rate.                           (a)                         The Member shall pay the Seller for all electric power and energy furnished hereunder as the rates and on the terms and conditions set forth in Rate Schedule “A”, attached hereto and made a part hereof.

(b)                         The Board of Directors of the Seller at such intervals as it shall deem appropriate, but in any event not less frequently than once in each calendar year, shall review the rate

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for electric power and energy furnished hereunder and under similar agreements with other Members and, if necessary, shall revise such rate so that it shall produce revenues which shall be sufficient, but only sufficient, with the revenues of the Seller from all other sources, to meet the cost of the operation and maintenance (including, without limitation, replacements, insurance, taxes and administrative and general overhead expenses) of the generating plant, transmission system and related facilities of the Seller, the cost of any power and energy purchased for resale hereunder by the Seller, the cost of transmission service, make payments on account of principal of and interest on all indebtedness of the Seller, and to provide for the establishment and maintenance of reasonable reserves. The Seller shall cause a notice in writing to be given to the Member and other Members of the Seller and the Administrator which shall set out all the proposed revisions of the rate with the effective date thereof, which shall be not less than thirty (30) nor more than forty-five (45) days after the date of the notice, and shall set forth the basis upon which the rate is proposed to be adjusted and established. The Member agrees that the rate from time to time established by the Board of Directors of the Seller shall be deemed to be substituted for the rate herein provided and agrees to pay for electric power and energy furnished by the Seller to it hereunder after the effective date any such revisions at such revised rates; provided, however, that no such revision shall be effective unless approved in writing by the Administrator.

(c)                          By reason of the construction of the AC/DC/AC tie addition to the Joint Transmission System as contemplated by this Power Contract, for delivery of electric service contemplated in Paragraph 1.2 hereof, Member shall pay for actual demand of electric service delivered at the western side of said AC/DC/AC tie until such demand shall first measure 100,000 KW on a seasonal basis, and thereafter, the Member shall pay monthly for the appropriate kilowatts system load pattern related to a minimum of 100,000 KW of demand in at least one month each season (winter and summer), for the term of this contract. Member shall be responsible for providing and paying for reserves against the outage of the AC/DC/AC tie until the Seller owns generating capacity in excess of 100,000 KW located west (electrically) of the AC/DC/AC tie, at which time the Seller shall become responsible for providing and paying for such reserves.

5.                              Meter Readings and Payment of Bills. Appropriate operating procedures shall be established to monthly determine the electric power and energy delivered and to be billed by Seller to the Member. Electric power and energy furnished hereunder shall be paid for at the office of the Seller in Bismarck, North Dakota, monthly within fifteen (15) days after the bill therefor is mailed to the Member. If the Member shall fail to pay any such bill within such fifteen-day period, the Seller may discontinue delivery of electric power and energy hereunder upon fifteen (15) days’ written notice to the Member of its intention so to do.

6.                              Meter Testing and Billing Adjustment. All meters shall be tested and calibrated as provided for in the contract between the

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Member and the Bureau of Reclamation. The Member shall request a special test of meters delivering power or energy to it under the Member’s contract with the Bureau of Reclamation, upon the request of the Seller. If any special meter test made at the Seller’s request shall disclose that the meters are recording accurately, the Seller shall reimburse the Member for the cost of such test. Meters registering not more than two per cent (2%) above or below normal shall be deemed to be accurate. The readings of any meter which shall have been disclosed by test to be inaccurate shall be corrected for the ninety (90) days previous to such test in accordance with the percentage of inaccuracy found by such test. If any meter shall fail to register for any period, the Member and the Seller shall agree as to the amount of energy furnished during such period and the Seller shall render a bill therefor.

7.                                      Notice of Meter Reading or Test. The Member shall notify the Seller in advance of the time of any meter reading or test so that the Seller’s representative may be present at such meter reading or test.

8.                                      Right of Access. Duly authorized representatives of either party hereto shall be permitted to enter the premises of the other party hereto at all reasonable times in order to carry out the provisions hereof.

9.                                      Continuity of Service. The Seller shall use reasonable diligence to provide a constant and uninterrupted supply of electric power and energy hereunder. If the supply of electric power and energy shall fail or be interrupted, or become defective through an act of God or of the public enemy, or because of accident, failure in the joint transmission system, labor troubles, or any other cause beyond the control of the Seller, the Seller shall not be liable therefor or for damages caused thereby.

10.                               Term. This Agreement shall become effective only upon approval in writing by the Administrator and be substituted for th existing wholesale power contract, and all amendments thereto, shall remain in effect until January 1, 2020, and thereafter until terminated by either party’s giving to the other not less than six months’ written notice of its intention to terminate. Subject to the provisions of Article I hereof, service hereunder and the obligation of the Member to pay therefor shall commence upon completion of the facilities necessary to provide service.

EXECUTED the day and year first above mentioned.

BASIN ELECTRIC POWER COOPERATIVE,
Seller

By	/s/Arthur Jones
President

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ATTEST:

/s/Dennis Lindberg
Secretary

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
Member

By	/s/Everett B. Chesney
President

ATTEST:

/s/E.A. Geesen

AMENDMENT NO. 1

TO

AMENDED AND SUBSTITUTED

WHOLESALE POWER CONTRACT

BY AND BETWEEN

BASIN ELECTRIC POWER COOPERATIVE

AND

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

THIS AMENDMENT NO. 1, made this 7th day of October , 1987, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58501 (hereinafter called Basin Electric) an electric cooperative corporation organized and existing under the laws of the State of North Dakota, and Tri-State Generation and Transmission Association, Inc., P.O. Box 33695, 12076 Grant Street, Denver, Colorado 80233-0695 (hereinafter called Tri-State), its successors and assigns, a corporation organized and existing under the laws of the State of Colorado; (Basin Electric and Tri-State are collectively referred to herein as Parties).

WITNESSETH:

WHEREAS, the Parties entered into an Amended and Substituted Wholesale Power Contract dated as of January 16, 1975 (Original Contract); and

WHEREAS, Tri-State has entered into a contract for firm electric service, Contract 87-LA0-134, dated April 28, 1987 with the United States Department of Energy, Western Area Power Administration; and

WHEREAS, the Parties desire to amend the Original Contract to establish the maximum contract rate of delivery for the Nebraska loads of Tri-State furnished by Basin Electric, to incorporate certain changes to facilitate incorporation of Contract No. 87-LA0-134, and to make other mutually beneficial changes to the terms of the Original Contract.

NOW, THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereby agree as follows:

1.                                      Section 1 is deleted in its entirety and the following is substituted in its place:

1.                                      GENERAL

A.                 Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive from Basin Electric 100,000 kW of capacity and energy for Tri-State loads in Colorado/Wyoming. The capacity and energy shall be furnished in accordance with the normal seasonal load pattern of Tri-State’s Colorado/Wyoming system and shall reflect a 100,000 kW schedule in at least one month of each season (winter and summer). The scheduling procedures and energy loss provisions are provided for in Exhibit I attached hereto.

B.                 Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive from Basin Electric for its Nebraska loads all electric capacity and energy which Tri-State shall require

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up to 405,000 kW of capacity and associated energy in addition to the capacity and energy available to Tri-State from the Western Area Power Administration (WAPA). The amount of WAPA capacity and energy available for use for the Nebraska loads and provisions for supplemental power are set forth in Exhibit II.

C.                 The parties recognize that the amount of WAPA power available for Nebraska loads set forth in Exhibit II are based upon the WAPA Contract No. 87-LA0-134 allocation which will expire on the last day of the September billing period in 2004. Prior to the expiration of Contract No. 87-LA0-134 allocation, the parties will negotiate a mutually acceptable amendment to Exhibit II to account for any revision to Contract No. 87-LA0-134. Unless otherwise agreed, the amount of WAPA power deemed available for Tri-State will be apportioned between Nebraska and Colorado/Wyoming as described in Section 3.1 of Exhibit II.

2.                                      Section 2 is deleted in its entirety and the following is substituted in its place:

2.                                      ELECTRIC CHARACTERISTICS AND BASIN ELECTRIC DELIVERY POINTS

Electric capacity and energy to be furnished hereunder shall be alternating current, three phase, 60 hertz. Basin Electric shall deliver such electric capacity and energy and Tri-State will receive such capacity and energy at the Basin Electric Points of Delivery

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listed on Exhibit III, and at such other Points of Delivery as may be agreed upon by Basin Electric and Tri-State.

3.                                      Section 3 is deleted in its entirety and the following is substituted in its place:

3.                                      DELIVERY

Delivery of electric capacity and energy shall be through the necessary substation equipment at the Points of Delivery listed in Exhibit III. Tri-State shall own or have contractual rights for transmission, and switching and protective equipment which may be reasonably necessary to enable Tri-State to take and use the electric capacity and energy purchased hereunder. Meters and metering equipment shall be furnished, maintained and read by Tri-State or its agent and shall be located at the Points of Delivery or at other points as mutually agreeable. Tri-State is responsible for all transmission and transformation losses from Basin Electric’s Points of Delivery to the points of metering, as noted in Exhibits I, II and III.

4.                                      Section 4 is deleted in its entirety and the following is substituted in its place:

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4.                                      RATE

A.                 Tri-State shall pay Basin Electric for all electric capacity and energy furnished hereunder at the rates and on the terms and conditions set forth in Exhibits I, II and IV.

B.                 The Board of Directors of Basin Electric at such intervals as it shall deem appropriate, but in any event not less frequently than once in each calendar year, shall review the rate for electric capacity and energy furnished hereunder and under similar contracts with other members, and, if necessary, shall revise such rate so that it shall produce revenues which shall be sufficient, but only sufficient, with the revenues of Basin Electric from all other sources, to meet the cost of the operation and maintenance (including, without limitation, replacement, insurance, taxes and administrative and general overhead expenses) of the generating plants, the transmission system and related facilities of Basin Electric, the cost of any capacity and energy purchased for resale hereunder by Basin Electric, the cost of transmission service, lease payments, interest expense and depreciation expense of Basin Electric, and to provide for the establishment and maintenance of reasonable reserves. Basin Electric shall cause a notice in writing to be given to Tri-State and other members of Basin Electric and the Administrator which shall set out all of the proposed revisions of rate with the effective date hereof, which shall not be less than thirty (30) nor more than forty-five (45) days after the date of the

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notice, and shall set forth the basis upon which the rate is proposed to be adjusted and established. Tri-State agrees that the rate from time-to-time established by the Board of Directors of Basin Electric shall be deemed to be substituted for the rate herein provided and agrees to pay for electric capacity and energy furnished by Basin Electric to it hereunder after the effective date of any such revision at such revised rates; provided, however, that no such revision shall be effective unless approved in writing by the Administrator.

C.                 Tri-State shall be deemed eligible to participate in any or all of Basin Electric’s policies for its Nebraska loads which apply to all members who have all requirements contracts so long as Tri-State’s total capacity requirements for its Nebraska loads in excess of those supplied by the WAPA allocation set forth in Exhibit II do not exceed those amounts set forth in Section 1.b above. Any Delivery Point Policy or Delivery Point Policy payment due Tri-State shall be calculated using revenue received from Tri-State’s Nebraska loads and shall be effective with the effective date of this Amendment.

5.                                      A new paragraph 11 is added and will read as follows:

11.                               EXHIBITS

Exhibits I, II and III, attached hereto and made a part hereof, set forth provisions and conditions which may change from time to time.

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The parties agree that these exhibits shall remain in effect until superseded by a subsequent exhibit executed by the parties. The parties acknowledge that Exhibit IV is Basin Electric’s Schedule A which is revised from time to time. The parties agree that each revision of Rate Schedule A will be substituted for and supersede the Exhibit IV attached to this Agreement.

6.                                      TERM

This Amendment shall become effective on the first day of the first billing period after the approval in writing by the Administrator and shall remain in effect until January 1, 2020, and thereafter until terminated by either party’s giving to the other not less than five (5) years written notice of its intention to terminate.

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IN WITNESS WHEREOF, Tri-State and Basin Electric have caused this Amendment No. 1 to Amended and Substituted Wholesale Power Contract to be duly executed the year first written above.

Executed as of the day and year first above written.

BASIN ELECTRIC POWER COOPERATIVE

(SEAL)
		By:	/s/Quentin Louden

		Title:	President

ATTEST:

By:	J. William Keller

Title:	Secretary

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(SEAL)		By:	/s/H.J. Thompson

		Title:	President

Attest:

By:	/s/William W. Dallas

Title:	Secretary

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Exhibit I

Amendment No. 1
to Amended and Substituted
Wholesale Power Contract by
and Between Basin Electric
Power Cooperative and Tri-State
Generation and Transmission
Association, Inc.

COLORADO-WYOMING DELIVERIES

This Exhibit I to Amendment No. 1 of the Amended and Substituted Wholesale Power Contract by and between Basin Electric Power Cooperative and Tri-State Generation and Transmission Association, Inc., shall become effective on the effective date of the Amendment No. 1 and shall remain in effect until superseded by a new Exhibit I or terminated upon the expiration of the Contract. (Amendment No. 1 and the Amended and Substituted Wholesale Power Contract are collectively referred to as the Contract).

1.              Written Scheduling, Accounting and Billing Procedures for Colorado-Wyoming Deliveries under Section 1.a. of the Contract shall be developed and agreed upon by representatives of Tri-State and Basin Electric. The Scheduling, Accounting and Billing Procedures are intended to implement the terms of the Contact but not to modify or amend it.

2.              Tri-State shall prepare and submit two monthly schedules to Basin Electric and its agents for capacity and energy deliveries to Colorado-Wyoming under the Contract. These schedules shall be for loads located electrically west and electrically east of the east-west electrical

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separation and shall generally conform to the normal load pattern of the loads being served. The sum of the schedules shall equal the amounts established in Section 1.a. of the Contract.

3.              Basin Electric shall deliver capacity and energy to the interconnected system at the Points of Delivery listed in Exhibit III.

4.              Tri-State shall be responsible for all energy losses from Basin Electric’s east-side resources to Basin Electric’s east-side Points of Delivery. Tri-State shall purchase the energy for said losses at Basin Electric’s Laramie River Station production cost plus one and one half mills per kilowatt-hour ($0.0015).

5.              Tri-State shall bear the responsibility and costs associated with the transmission of capacity and energy beyond Basin Electric’s Points of Delivery. This shall include, but not be limited to, wheeling, losses and control power charges.

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IN WITNESS WHEREOF, Tri-State and Basin Electric have caused this Exhibit I to be duly executed this 7th day of October, 1987.

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)

		By:	/s/Quentin Louden

Title: President

ATTEST:

By:	J. William Keller

Title: Secretary

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.
(SEAL)

		By:	/s/H.J. Thompson

Title: President

Attest:

By:	/s/William W. Dallas

Title: Secretary

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Exhibit II

Amendment No. 1
to Amended and Substituted
Wholesale Power Contract by
and between Basin Electric
Power Cooperative and Tri-State
Generation and Transmission
Association, Inc.

This Exhibit II (revised as of July 1, 1989) to Amendment No. 1 of the Amended and Substituted Wholesale Power Contract by and between Basin Electric Power Cooperative and Tri-State Generation and Transmission Association, Inc., shall supersede and replace the original Exhibit II and shall become effective upon approval by the Administrator of the Rural Electrification Administration and shall remain in effect until superseded by a new Exhibit II or terminated upon the expiration of the Contract. (Amendment No. 1 and the Amended and Substituted Wholesale Power Contract are collectively referred to as the Contract).

NEBRASKA DELIVERIES

1.              SCHEDULING, ACCOUNTING AND BILLING PROCEDURES

Written Scheduling, Accounting and Billing Procedures for Nebraska Deliveries under Section 1.b. of the contract shall be developed and agreed upon by the representatives of Tri-State and Basin Electric. The Scheduling, Accounting and Billing Procedures are intended to implement the terms of the Contract but not to modify or amend it.

2.              PICK-SLOAN MISSOURI BASIN PROJECT - WESTERN DIVISION DELIVERIES UNDER CONTRACT NO. 7-07-70-PO190 (PO-190)

Deliveries of Tri-State’s Pick-Sloan Missouri Basin Project-Western Division (P-SMBP-WD) Nebraska Capacity and Energy entitlements under Contract No. PO-190 shall be in accordance with Schedule A as set forth in Exhibit IV. Billing for Basin Electric power deliveries to Nebraska during the term of Contract No. PO-190 shall also be according to Basin Electric’s Schedule A as set forth in Exhibit IV. The P-SMBP-WD Contract Rates of Delivery for Tri-State’s Nebraska loads are 68,300 kilowatts during the Summer Season and 41,770 kilowatts during the Winter Season.

3.              PICK-SLOAN MISSOURI BASIN PROJECT - WESTERN DIVISION DELIVERIES UNDER CONTRACT NO. 87-LAO-134 (POST-1989)

3.1.              Pro Rata Apportionment of P-SMBP-WD Post-1989 Allocations

Under Contract No. 87-LAO-134, Tri-State’s total P-SMBP-WD allocation will be apportioned between Nebraska and Colorado-Wyoming in proportion to the present separate seasonal capacity allocations. The resulting seasonal apportionment percentages for determining the pro rata shares of Tri-State’s Nebraska P-SMBP-WD seasonal capacity and energy allocations under Contract No. 87-LAO-134 are:

Summer Season	24.953%

Winter Season	18.825%

During the term of Contract No. 87-LAO-134, these pro rata apportionment percentages will be applied to all P-SMBP-WD allocations offered by WAPA’s Loveland Area Office (LAO) which Tri-State qualifies to receive; provided, that WAPA places no geographic restrictions on use. Any P-SMBP-WD allocations offered for use solely in Nebraska which Tri-State qualifies to receive will not be subject to apportionment.

Applying these Nebraska apportionment percentages to Tri-State’s total Post-1989 P-SMBP-WD seasonal capacity and energy allocations as presently set forth in Contract No. 87-LAO-134, the seasonal capacity and energy Contract Rates of Delivery which Tri-State is entitled to use to serve its Nebraska loads are:

Summer Season	86,260 kilowatts	125,344 megawatt-hours

Winter Season	51,944 kilowatts	64,424 megawatt-hours

Contract No. 87-LAO-134 and WAPA’s Post-1989 Marketing Criteria for P-SMBP-WD power include provisions for adjusting allocations under certain circumstances. If Tri-State’s total seasonal allocations of P-SMBP-WD power are adjusted by WAPA during the term of Contract No. 87-LAO-134, those adjustments will be apportioned between Nebraska and Colorado-Wyoming. The Nebraska apportionment percentages shown above shall be used to determine the pro rata Nebraska share of those adjustments.

3.2.              Monthly Post-1989 P-SMBP-WD Capacity and Energy Entitlements on Resource Pattern

WAPA’s Post-1989 Marketing Criteria for P-SMBP-WD power provides that Monthly Capacity and Monthly Energy Entitlements for P-SMBP-WD power deliveries shall be determined on a resource pattern basis. Monthly entitlement percentages for determining Monthly Capacity and Monthly Energy entitlements are set forth in Contract No. 87-LAO-134. Applying the monthly entitlement percentages to the seasonal amounts of Tri-State’s Post-1989 P-SMBP-WD power apportioned to Nebraska, the resultant Monthly Capacity and Monthly Energy entitlements shall be:

Summer Season	86,260 kilowatts	125,334 megawatt-hours

April	71,251 kW ( 82.6%)	18,300 MWh (14.6%)
May	66,852 kW ( 77.5%)	19,177 MWh (15.3%)
June	80,222 kW ( 93.0%)	22,061 MWh (17.6%)
July	86,260 kW (100.0%)	27,576 MWh (22.0%)
August	75,823 kW ( 87.9%)	22,061 MWh (17.6%)
September	73,666 kW ( 85.4%)	16,169 MWh (12.9%)

Winter Season	51,944 kilowatts	64,424 megawatt-hours

October	48,100 kW ( 92.6%)	10,888 MWh (16.9%)
November	47,373 kW ( 91.2%)	10,888 MWh (16.9%)
December	51,944 kW (100.0%)	11,918 MWh (18.5%)
January	50,542 kW ( 97.3%)	11,596 MWh (18.0%)
February	46,957 kW ( 90.4%)	9,148 MWh (14.2%)
March	42,594 kW ( 82.0%)	9,986 MWh (15.5%)

Contract No. 87-LAO-134 and WAPA’s Post-1989 Marketing Criteria for P-SMBP-WD power include provisions for adjusting allocations under certain circumstances. If Tri-State’s total seasonal or monthly allocations of P-SMBP-WD power are adjusted by WAPA during the Post-1989 contract period, the adjustments will be apportioned between Nebraska and Colorado-Wyoming as described in Section 3.1 above.

Contract No. 87-LAO-134 and WAPA’s Post-1989 Marketing Criteria for P-SMBP-WD power also include provisions for increasing Monthly Energy entitlements if short-term conditions allows. If WAPA increases Tri-State’s Monthly Energy entitlement in any month, the increase will be apportioned between Nebraska and Colorado-Wyoming using the Nebraska apportionment percentages as shown in Section 3.1 above.

3.3.              Federal Power Deliveries to Nebraska

WAPA’s Post-1989 Firm Electric Service contracts provide for delivery by WAPA of P-SMBP-WD power, to federal delivery points which are electrically east and electrically west. Tri-State shall be able to deliver federal power beyond the federal delivery points; provided, Tri-State will be responsible for all wheeling and losses associated with the delivery of federal power beyond the federal delivery points. These demand and energy losses will be purchased from Basin Electric in accordance with its Rate Schedule A in effect at that time.

Tri-State and Basin Electric shall establish scheduling procedures to optimize the integration of Post-1989 P-SMBP-WD allocations to Nebraska per Sections 3.1 and 3.2 with Basin Electric’s supplemental thermal deliveries. For the purpose only of Basin Electric’s power billing to Tri-State, deliveries of P-SMBP-WD power will be deemed to have been made first to those delivery points that have the highest loss factors. This billing assumption shall not affect Basin Electric’s ability to schedule the P-SMBP-WD power to any of the delivery points in order to maximize the integration of the P-SMBP-WD power with Basin Electric’s supplemental deliveries.

3.4                Mt. Elbert Pumped Storage Hydro

In addition to Tri-State’s Post-1989 P-SMBP-WD firm capacity and energy allocations, Tri-State will also be entitled to schedule energy to and from a Pumped Storage Energy account. This Pumped Storage Energy account is a direct result of the operational integration of the Fryingpan-Arkansas Project and its Mt. Elbert Pumped Storage units with the P-SMBP-WD hydroelectric system.

The seasonal amounts of pumped storage capacity available to Tri-State in connection with its Pumped Storage Energy account will be proportionate to Tri-State’s firm seasonal Contract Rates of Delivery of P-SMBP-WD capacity. The same pro rata apportionment percentages shown in Section 3.1 above will be used to determine the Nebraska pro rata shares of the seasonal pumped storage capacity amounts. Applying these pro rata apportionment percentages, the seasonal amounts of pumped storage capacity available to Tri-State for use in Nebraska shall be:

Summer Season	24,184 kilowatts

Winter Season	16,373 kilowatts

The monthly quantities of pumped storage capacity available to Tri-State for use in Nebraska shall be determined by applying the same monthly capacity entitlement percentages used to determine the firm Monthly Capacity entitlements to the seasonal pumped storage capacity amounts shown above. Applying the monthly capacity entitlement percentages to the seasonal pumped storage capacity amounts, the resultant monthly pumped storage capacity amounts available to Tri-State for use in Nebraska shall be:

Summer Season	24,184 kilowatts

April	19,976 kW ( 82.6%)
May	18,743 kW ( 77.5%)
June	22,491 kW ( 93.0%)
July	24,184 kW (100.0%)
August	21,258 kW ( 87.9%)
September	20,653 kW ( 85.4%)

Winter Season	16,373 kilowatts

October	15,161 kW ( 92.6%)
November	14,932 kW ( 91.2%)
December	16,373 kW (100.0%)
January	15,931 kW ( 97.3%)
February	14,801 kW ( 90.4%)
March	13,426 kW ( 82.0%)

The seasonal and monthly pumped storage capacity amounts available to Tri-State for use in Nebraska as shown above shall remain fixed for the term of Contract No. 87-LAO-134, and will not be affected by any adjustments made by Western to Tri-State’s P-SMBP-WD power allocations. However, if the Mt. Elbert facility and the LAO Pumped Storage option do not operate as assumed in Paragraph 4.4 of this Exhibit, the appropriate adjustments shall be made to the CF factor defined in Paragraph 4.4.

3.5.              Use of Federal Capacity and Energy

WAPA’s Loveland Area Office may make available other P-SMBP-WD allocations. During the term of Contract No. 87-LAO-134, the pro rata apportionment percentages shown in Section 3.1 above will be applied to all P-SMBP-WD allocations which Tri-State qualifies to receive; provided, that WAPA places no geographic restrictions on use. Any P-SMBP-WD allocations offered for use solely in Nebraska which Tri-State qualifies to receive will not be subject to apportionment.

4.              DETERMINATION OF NEBRASKA CAPACITY AND ENERGY DELIVERED BY BASIN ELECTRIC DURING TERM OF CONTRACT NO. 87-LAO-134

4.1.              Basin Electric Deliveries to Nebraska

Basin Electric’s deliveries to Tri-State Nebraska will be delivered at the Basin Electric Points of Delivery specified in Exhibit III. For the purpose only of determining the amounts of power delivered to Tri-State in Nebraska by Basin Electric, deliveries will be deemed to have been made at one delivery point, Stegall. Amounts of power deemed to be delivered from Basin Electric to Tri-State at Stegall will be adjusted to properly reflect the losses between the Tri-State metering points and Stegall. Tri-State shall purchase these demand and energy losses from Basin Electric at the Schedule A rate. Basin Electric supplies capacity and bills for capacity supplied on a demand basis. For the purposes of this contract, capacity and demand are deemed to be equivalent terms. The methodology for computing these losses will be set forth in the Scheduling, Accounting and Billing Procedures to be developed pursuant to Section 1 above.

4.2.    Basin Electric Supplemental Demand

Basin Electric’s Supplemental Demand (Tri-State’s Nebraska supplemental demand requirement supplied by Basin Electric under Section 1.b. of the Contract) in any month shall be determined in accordance with the following formula:

BSD = PCML - (MCE * AF) + DLOSS

Where:

BSD = Basin Electric Supplemental Demand

PCML = Tri-State’s Nebraska Peak Coincident Metered Load as adjusted for losses to the WAPA Points of Delivery where applicable.

MCE = Tri-State’s Nebraska Pro Rata P-SMBP-WD Monthly Capacity Entitlement as determined in Section 3.2.

AF = WAPA Diversity Factor

DLOSS = Losses to Adjust the Demand Supplied by Basin Electric in accordance with Section 4.1 above from Tri-State’s Points of Delivery to Stegall

Tri-State’s Nebraska Peak Coincident Metered Load shall be determined irrespective of the east-west electrical separation. The adjustment to the P-SMBP-WD Monthly Capacity Entitlement for WAPA’s diversity equals losses assumption will be applied only if it is required by WAPA. For the purpose of determining the Basin Electric Supplemental Demand delivered to Tri-State, deliveries will be deemed to have been made at one delivery point, Stegall. The losses to adjust the capacity supplied by Basin Electric to Stegall, the deemed point of delivery, shall be computed according to the loss adjustment figures as established in Exhibit III and to the methodology set forth in the Scheduling, Accounting and Billing Procedures to be developed pursuant to Section 1 above.

4.3.     Basin Electric Supplemental Energy

Basin Electric Supplemental Energy (Tri-State’s Nebraska supplemental energy requirement supplied by Basin Electric under Section 1.b. of the Contract) in any month shall be determined in accordance with the following formula:

BSE = NME - MEE + ELOSS - PSRE

Where:

BSE = Basin Electric Supplemental Energy

NME = Tri-State’s Nebraska Metered Energy as adjusted for losses to the WAPA Points of Delivery where applicable.

MEE = Tri-State’s Nebraska Pro Rata P-SMBP-WD Monthly Energy Entitlement as determined in Section 4.2.

ELOSS = Losses to Adjust the Energy Supplied by Basin Electric in accordance with Section 4.1 above from Tri-State’s Points of Delivery to Stegall

PSRE = Pumped Storage Replacement Energy Supplied by Basin Electric

Tri-State’s Nebraska Metered Energy shall be determined irrespective of the east-west electrical separation. For the purpose of determining the Basin Electric Supplemental Energy delivered to Tri-State, deliveries will be deemed to have been made at one delivery point, Stegall. The losses to adjust the energy supplied by Basin Electric to Stegall, the deemed point of delivery, shall be computed according to the loss adjustment factors as established in Exhibit III and to the methodology set forth in the Scheduling, Accounting and Billing Procedures to be developed pursuant to Section 1 above.

4.4.    Pumped Storage Replacement Energy

A.     Basin Electric shall supply to Tri-State Pumped Storage Replacement energy equal to the monthly energy capability associated with Tri-State’s monthly pumped storage capacity available for use in Nebraska. Tri-State will purchase this Pumped Storage Replacement energy from Basin Electric in lieu of scheduling Tri-State’s monthly pumped storage capacity available for use in Nebraska.

Basin Electric shall have the right to utilize Tri-State’s monthly pumped storage capacity available for use in Nebraska to serve Tri-State’s Nebraska loads, provided, Basin Electric shall be responsible for all costs associated with the delivery of energy from and the return of energy to the Pumped Storage Energy account.

B.     The amount of Pumped Storage Replacement Energy supplied by Basin Electric in any month shall be determined as follows:

PSRE = MPSCAP * HOURS * CF

Where:

PSRE = Pumped Storage Replacement Energy

MPSCAP = Monthly Pumped Storage Capacity Available for Use in Nebraska

HOURS = Hours in the Billing Period

CF = Pumped Storage Cycle Factor - The Pumped Storage cycle factor is equal to the number of hours per day which energy may be scheduled out of Tri-State’s LAO Pumped Storage Energy account (generating hours) divided by 24 hours. Basin Electric and Tri-State agree to a deemed daily cycle of 13 hours of schedules out of and 11 hours for schedules into Tri-State’s LAO Pumped Storage Energy account, for a resultant pumped storage cycle factor of 13 divided by 24 (13/24=0.5417). The pumped storage cycle factor shall be reviewed at times to consider operating experience or changes in WAPA’s operating procedures for scheduling energy to and from the LAO Pumped Storage Energy accounts.

4.5.         Basin Electric Pumped Storage Replacement and Supplemental Energy Price

Pumped Storage Replacement Energy (PSRE) shall be billed at 18.4 mills per kilowatthour in 1989; in each subsequent year the price for PSRE shall be adjusted proportionately for increases or decreases in the energy-related production costs incurred by Basin on its entitlement deliveries from the Laramie River Station in the previous year. The price of PSRE shall not exceed the then-applicable energy charges from Basin Electric to its members under its Rate Schedule A in effect at that time. Basin Electric Supplemental Energy deliveries to Tri-State shall be billed according to its Rate Schedule A in effect at that time.

4.6.   Incremental Demand Supplied by Basin Electric

The amount of Incremental Demand supplied by Basin Electric in any month shall be determined as follows:

BID = (NME - MEE + ELOSS - PSRE) - (0.95 * HOURS * BSD)

0.95 * HOURS

Where:

BID = Basin Electric Incremental Demand

NME = Tri-State’s Nebraska Metered Energy as adjusted for losses to the WAPA Points of Delivery where applicable

MEE = Tri-State’s Nebraska Pro Rata P-SMBP-WD Monthly Energy Entitlement as determined in Section 3.2

ELOSS = Losses to Adjust the Energy Supplied by Basin Electric in accordance with Section 4.1 above from Tri-State’s Points of Delivery to Stegall

PSRE = Pumped Storage Replacement Energy

BSD = Basin Electric Supplemental Demand

HOURS = The Number of Hours in the Billing Period

Provided;

BID shall not be less than zero

Basin Electric Incremental Demand shall be aggregated with the Basin Electric Supplemental Demand for billing and shall be billed in accordance with Basin Electric’s Rate Schedule A in effect at that time.

IN WITNESS WHEREOF, Tri-State and Basin Electric have caused this Exhibit II to be duly executed this 13th day of July, 1989.

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)

		By:	/s/George Hargens

Title: President

Attest:

By:	J. William Keller

Title: Secretary

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(SEAL)		By:	/s/H.J. Thompson

Title: President

Attest:

By:	/s/William W. Dallas

Title: Secretary

Exhibit III

Amendment No. 1
to Amended and Substituted
Wholesale Power Contract By
and Between Basin Electric
Power Cooperative and Tri-State
Generation and Transmission
Association, Inc.

POINTS OF DELIVERY

This Exhibit III to Amendment No. 1 of the Amended and Substituted Wholesale Power Contract by and between Basin Electric Power Cooperative and Tri-State Generation and Transmission Association, Inc., shall become effective on the effective date of the Amendment No. 1 and shall remain in effect until superseded by a new Exhibit III or terminated upon the expiration of the Contract. (Amendment No. 1 and the Amended and Substituted Wholesale Power Contract are collectively referred to as the Contract).

1.                 BASIN ELECTRIC POINTS OF DELIVERY

Nebraska Loads

Sidney East 230 kV Bus

Stegall East 230 kV Bus

Wayside 230 kV Bus

Stegall West 230 kV Bus

Colorado/Wyoming Loads

Stegall West 230 kV Bus

Stegall East 230 kV Bus

Sidney East 230 kV Bus

Laramie River Station 230/345 kV Bus

1

2.                 TRI-STATE POINTS OF DELIVERY

Nebraska Loads

	Required Metering
Tri-State Point	Point Loss Multiplier
of Delivery	Transmission	Transformer	Off-site

Alliance Cap. Losses [1]	1.024	1.000	1.000
Alliance S.S.	1.040	1.000	1.000
Bushnell Tap	1.060	1.020	1.000
Big Springs Tap [2]	1.024	1.020	1.000
(Blue Creek)
Crete	1.024	1.016	1.000
Lamar, Nebr. [3]	1.024	1.000	1.000
Grant [4]	1.024	1.000	1.000
Spring Creek	1.024	1.016	1.000
Ogallala 115 kV	1.024	1.000	1.000
(Hyannis)
Hemingford Tap [5]	1.024	1.000	1.000
Ogallala 115 kV	1.024	1.000	1.000
N.P. (Paxton)
McGrew Tap	1.060	1.020	1.000
Roscoe	1.024	1.016	1.000
Wildhorse	1.024	1.000	1.000
Snake Creek Tap	1.024	1.000	1.000
(Lynn Sub)
Sta. Ser.	1.040	1.000	1.000
Ogallala 12.5
Station Service	1.040	1.016	1.000
Sidney
Stegall S.S.	1.060	1.020	1.000
West Bus
Bayard	1.060	1.020	1.000
Bridgeport (C.R.)	1.060	1.000	1.000
Minatare	1.060	1.020	1.010
Brule Tap [6]	1.024	1.000	1.000
Midwest Rural	1.024	1.000	1.000
Elec. Elsie
Ogallala 34.5 kV	1.040	1.000	1.000
Chadron	1.040	1.016	1.000
Dunlap	1.024	1.000	1.000
Gordon	1.040	1.000	1.000
Whitney	1.040	1.016	1.000
Alliance 34.5 kV	1.040	1.000	1.000

2

	Required Metering
Tri-State Point	Point Loss Multiplier
of Delivery	Transmission	Transformer	Off-site

Box Butte	1.024	1.020	1.000
Morrill County	1.024	1.000	1.000
Tap [7]
Gering Tap	1.060	1.000	1.000
34.5 kV (RPPD)
Henry	1.060	1.000	1.000
Lyman	1.060	1.020	1.000
Mitchell	1.060	1.020	1.000
Seivers Tap	1.060	1.020	1.000
Jacinto Tap	1.060	1.000	1.000
Kimball	1.060	1.000	1.000
Sidney (Rural)	1.060	1.000	1.000
Bridgeport Sta. Svc.	1.060	1.020	1.000
Bridgeport 115 kV	1.060	1.020	1.000
Bridgeport 12.5 kV	1.060	1.000	1.000
Chappell [8]	1.040	1.000	1.000
Colton	1.024	1.020	1.000
Dalton Tap	1.060	1.020	1.000
Sidney (WB)	1.060	1.000	1.000
Wheatbelt	1.060	1.020	1.000
Greenwood

[1]                      Three (3) loss meters

[2]                      Meter Adjustments: Add Wheat Belt Oshkosh, Deduct NPPD Lewellyn

[3]                      Meter Adjustments: Highline Amherst and Amity deliveries deducted

[4]                      Meter Adjustments: Deduct NPPD Brandon and Madrid deliveries and City of Grant delivery

[5]                      Meter Adjustments: Deduct NPPD Marsland delivery

[6]                      Meter Adjustments: Deduct NPPD Brule delivery

[7]                      Includes station service

[8]                      Meter Adjustments: Deduct City of Lodgepole

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IN WITNESS WHEREOF, Tri-State and Basin Electric have caused this Exhibit III to be duly executed this 7th day of October, 1987.

BASIN ELECTRIC POWER COOPERATIVE
(SEAL)

		By:	/s/Quentin Louden

Title: President
Attest:

By:	J. William Keller

Title: Secretary

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(SEAL)		By:	/s/H.J. Thompson

Title: President

Attest:

By:	/s/William W. Dallas

Title: Secretary

4

REA Approval Pending

Exhibit IV

Amendment No. 1
to Amended and Substituted
Wholesale Power Contract by
SCHEDULE A	and Between Basin Electric
Power Cooperative and Tri-State
Generation and Transmissions
Association, Inc.

Effective Date:

Schedule of Rates for Wholesale Firm Power Service Effective: January 1988 billing period.

Available:

To wholesale power customers for power service supplied through one meter at each of one or more points of delivery. Not applicable to stand-by or auxiliary service, except that service auxiliary to other purchased power supply will be permitted under appropriate contract terms.

Character and Conditions of Service

Alternating current, sixty cycles, three phase, delivered at specified point(s) of delivery on the Joint Transmission System and other points as defined in the Basin Electric Power Cooperative Contract with the Western Area Power Administration (WAPA), as successor to the U.S. Bureau of Reclamation, and as specified in the respective Member-Basin Electric Contract.

Monthly Rate:

Fixed Contract Rate of Delivery Members and Members who do not meet 40% purchase criteria

Demand Charge	$15.70 per kilowatt of billing demand
Energy Charge	$.02330 per kilowatt hour
Ratchet	0 percent

All Other Members

Base Demand Charge	$16.25 per kilowatt of billing demand
Base Energy Charge	$.02380 per kilowatt hour
Follow-On Demand Charge	$4.00 per kilowatt of billing demand
Follow-On Energy Charge	$.017 per kilowatt hour
Ratchet	0 percent

Load Determination:

The metered demand shall be the highest 30-minute Integrated demand (or corrected to a 30-minute basis in the event where 15-minute demand registers are Installed) measured during the billing period. Inasmuch as power is supplied to Class “A” Members by both the Western Area Power Administration and Basin Electric Power Cooperative trough common metering, Basin Electric Power Cooperative billings, with the exception of Tri-State Colo/Wyo, Tri-State Nebraska, Rushmore Wyoming and NIPCO billings, shall be determined as follows:

Where:

D - Shall be defined as the DEMAND - for the current billing period - determined on a basis in accordance with contract(s) in effect between the Member and WAPA.

E - Shall be defined as the ENERGY delivered during the billing period, as determined on a basis in accordance with contract(s) in effect between the Member and WAPA.

X - Shall be defined as the Contract Rate of firm power delivery as agreed to and as defined by contract(s) in effect between the Member and WAPA.

Y - Shall be defined as the Highest Demand (Factor ‘D’), determined in accordance with contract(s) in effect between the Member and WAPA.

Then:

BD = Basin Electric Power Cooperative monthly demand (kw).

BE = Basin Electric Power Cooperative monthly energy (kwh).

BD = D (1 - X/Y)

BE = E (1 - X/Y)

Note: The ratio X/Y shall never be more than one.

Basin Electric’s billed demand shall be based on its highest half hour demand delivery to the member during the subject month. The Tri-State Colo/Wyo billing shall be computed in accordance with pre-season agreed to schedules. The NIPCO billing shall be computed in accordance with the existing contract. The Tri-State Nebraska billing and Rushmore Wyoming billing shall reflect the fixed energy schedule associated with these Member’s WAPA allocations.

2

Concident Billing Adjustment:

Basin Electric Power Cooperative will credit the Members’ monthly power billing for diversity of load within the Members’ system using data from those points of delivery where sufficient Information is available to calculate the coincident demand adjustment. Data for the coincident demand adjustment will be measured from existing magnetic tape meters or existing strip chart meters. All meters shall be tested and calibrated as required by the wholesale power contract between Basin Electric Power Cooperative and the Member. The Member is responsible for providing and computing the necessary information for each delivery point used in the calculation. Data to calculate the coincident demand adjustment must be available the date the Members’ power billing is being processed in order to qualify for an adjustment in the current month’s power billing. Failure to receive data to calculate the adjustment will cause Basin Electric power billing for the current month to be computed on a non-coincident basis. A credit will be included in the subsequent month’s bill to reflect the Members’ diversity, provided that the Members have furnished the necessary information in the time frame required. Failure to provide said coincident billing Information within the subsequent billing month will negate the coincident demand adjustment credit for the affected billing period, except for corrections required because of equipment malfunction or other causes beyond the Members’ control. A coincident adjustment shall not be made to the Members’ qualifying load development load if this load is excluded from the Member’s x/y calculation.

Basis For Billing:

All Class A Members who during the previous 12 months purchased at least 40% of their total system demand and energy requirements from Basin Electric and who do not have fixed Basin Electric contract rates of delivery shall have the option of: 1) not participating in the Dual Heat, Incentive Commercial and Load Development rates and having their billing computed in accordance with the Follow-On/Base Rates, or 2) incorporating the features of the Dual Heat and/or Incentive Commercial and/or Load Development rates with the Follow-On/Base Rates.

The billing procedure for those Members selecting option 1 shall be as follows:

1.                      A demand base shall be established for each month of 1988 equal to 95% of the average of the Member’s 1983, 1984 and 1985 coincident demand purchases from Basin Electric.

2.                      An energy base shall be established for each month of 1988 equal to 95% of the average of the Member’s 1983, 1984 and 1985 energy purchases from Basin Electric.

3

3.                      The difference between the Member’s actual coincident demand supplied by Basin Electric and the established base referenced in step 1 shall be billed at the Follow-On Demand Charge.

4.                      The difference between the Member’s actual energy supplied by Basin Electric and the established base referenced in step 2 shall be billed at the Follow-On Energy Charge.

5.                      The difference between the total coincident demand supplied by Basin Electric and the follow-on demand calculated in step 3 shall be billed at the Base Demand Charge.

6.                      The difference between the total energy supplied by Basin Electric and the follow-on energy calculated in step 4 shall be billed at the Base Energy Charge.

The billing procedure for those Members selecting option 2 shall be as follows:

1.                      A demand base shall be established for each month of 1988 equal to 95% of the average of the Member’s 1983, 1984 and 1985 coincident demand purchases from Basin Electric.

2.                      An energy base shall be established for each month of 1988 equal to 95% of the average of the Member’s 1983, 1984 and 1985 energy purchases from Basin Electric.

3.                      The Basin Electric energy component of each Member’s commercial load, which qualifies for and is billed under the Incentive Commercial Rate, shall be subtracted from the Member’s total energy supplied by Basin Electric.

4.                      The Basin Electric demand component of each Member’s commercial load, which qualifies for and is billed under the Incentive Commercial Rate, shall be subtracted from the Member’s total demand supplied by Basin Electric.

5.                      The Basin Electric energy component of each Member’s load development load, which qualifies for and is billed under the Load Development Rate, shall be subtracted from the Member’s total energy supplied by Basin Electric.

6.                      The Basin Electric demand component of each Member’s load development load, which qualifies for and is billed under the Load Development Rate, shall be subtracted from the Member’s total demand supplied by Basin Electric.

4

7.                      The Basin Electric energy component of each Member’s dual heat load, which qualifies for and is billed under Dual Heat Rates 1, 2 and 3, shall be subtracted from the Member’s total energy supplied by Basin Electric.

8.                      The Basin Electric demand component of each Member’s dual heat load, which qualifies for and Is billed under Dual Heat Rates 1, 2, and 3, and which does not have half hour demand metering, shall be determined as follows:

A.                     Basin Electric’s portion of the energy used by uncontrolled dual heat Installations in accordance with Dual Heat Rate #1 shall be converted to a monthly demand assuming a 85% monthly load factor and the hours In the subject billing period.

B.                     Basin Electric’s portion of the energy used by uncontrolled dual heat installations in accordance with Dual Heat Rate #2 shall be converted to a monthly demand assuming a 74% monthly load factor and the hours in the subject billing period. This calculation shall only be performed for those months in which the Member kWh credit as specified in table 1 of Dual Heat Rate #2 is 35 mills/kWh.

C.                     Basin Electric’s portion of the energy used by uncontrolled dual heat Installations in accordance with Dual Heat Rate #3 shall be converted to a monthly demand assuming a 79% monthly load factor and the hours in the subject month.

9.                      The Basin Electric demand component of each Member’s dual heat load, which has half hour demand metering, qualifies and is billed according to Dual Heat Rates 1, 2 and 3, shall be determined in accordance with the provision of the dual heat rates.

10.               The dual heat demand calculated in steps 8 and 9 shall be totaled and subtracted from the Member’s total demand supplied by Basin Electric.

11.               The difference between the Member’s total demand supplied by Basin Electric adjusted per steps 4, 6 and 10, and the established base referenced in step 1, shall be billed at the Follow-On Demand Charge.

12.               The difference between the Member’s total energy supplied by Basin Electric adjusted per steps 3, 5 and 7, and the established base referenced in step 2, shall be billed at the Follow-On Energy Charge.

13.               The total demand supplied by Basin Electric less: 1) the demand billed at the Incentive Commercial rate, 2) the demand billed at the Load Development Rate, and 3) the follow-on demand calculated in step 11 shall be billed at the Base Demand Charge.

5

14.               The total energy supplied by Basin Electric less: 1) the energy billed at the Incentive Commercial Rate, 2) the energy billed at the Load Development Rate, and 3) the follow-on energy calculated in step 12 shall be billed at the Base Energy Charge.

15.               The load qualifying for the Incentive Commercial rate shall be billed in accordance with that rate schedule.

16.               The dual heat credits shall be calculated in accordance with Dual Heat Rates 1, 2 and 3.

17.               The load qualifying for the Load Development Rate shall be billed in accordance with that rate schedule.

All Class A Members who qualify for option 1 or 2, shall have the previous calculations performed in the current month provided the required coincident, dual heat, load development and commercial data is provided in sufficient time to prepare the billing. If this data is not available within the current month, the Basin Electric bill shall be computed using the Base Demand Charge and the Base Energy Charge.

The appropriate coincident, dual heat, load development, commercial and follow-on adjustments shall be made the following month pending the receipt of the necessary data. Failure to provide said data prior to the preparation of the subsequent month’s bill shall negate the adjustments for the affected billing month except for corrections required because of equipment malfunction or other causes beyond the Member’s control.

All Class A Members who have fixed Basin Electric contract rates of delivery, or who during the previous 12 months did not purchase at least 40% of their total system demand and energy requirements from Basin Electric, shall be billed at the Fixed Contract Rate of Delivery Demand and Energy Charges, which reflect what Basin Electric’s Class A Member rate would have been had the Follow-On/Base Rate concept not been adopted.

Tri-State Nebraska and Tri-State Colo/Wyo, shall be considered as two separate systems for the purposes of the 40% criteria.

NIPCO is not considered to have a Fixed Contract Rate of Delivery as their contract provides for additional purchases from Basin Electric at some future date.

6

Late Payment;

All Class A Member power bills will be due and payable at the Cooperative’s office in Bismarck within 15 calendar days after the bill is mailed to the Member, as provided for in the wholesale power contracts. Payments not received by the Cooperative at the Cooperative’s office in Bismarck after the 20th calendar day following billing will be assessed an Interest charge. The Interest rate charged will be revised, effective with the January and July billings of each calendar year, using the then-current seasonal loan rate of the St. Paul Bank for Cooperatives in effect as of the first day of the month and rounding it up or down to the nearest whole number.

Billing Periods;

Basin Electric Power Cooperative billing periods shall be established to coincide with the meter reading schedules of the Western Area Power Administration.

Adjustments for Power Factor;

The Member agrees to maintain unity power factor as nearly as practicable and such Member will be required to maintain an average power factor at the point of delivery of between 95 percent lagging and 95 percent leading. In the event that Basin Electric determines by test that these tolerances are exceeded, the Member shall, at his own expense, remedy the Power Factor to a value within these tolerances.

Delivery Facilities Participation Policy;

The Delivery Facilities Participation Policy approved by the Board of Directors on July 16, 1970, which became effective September 11, 1970, and as amended from time to time, is hereby Incorporated into this Schedule ‘A’, available to all Class “A” Members, upon execution of an Agreement uniform in terms.

Rate Continuity

The rate concept outlined in this schedule consisting of Follow-On and Base Charges is guaranteed for nine years (1988-1996). The Follow-On Demand Charge shall remain at $4/kW/month for the entire ten year period. The 17 mills/kWh 1988 Follow-On Energy Charge shall be adjusted annually to reflect changes in Basin Electric’s average system energy production cost. The 1988 established monthly demand and energy bases for each Member shall be maintained at that level through 1989. Each year thereafter a new base shall be calculated by dropping the first year of history and adding the next year. As an example, in 1990 the base would be equal to 95% of the average of the 1984, 1985 and 1986 historical purchases.

7

AMENDMENT NUMBER 2 TO

WHOLESALE POWER CONTRACT

BY AND BETWEEN

BASIN ELECTRIC POWER COOPERATIVE

AND

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

This Amendment No. 2 to Wholesale Power Contract is made as of this 14th day of December, 1995 , by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58501 (“Basin Electric” or “Seller”), a North Dakota electric cooperative corporation, and Tri-State Generation and Transmission Association, Inc., a Colorado nonprofit cooperative corporation, whose principal place of business is located in or near Denver, Colorado (hereinafter “Member”).

WITNESSETH:

WHEREAS, Basin Electric and Member have heretofore entered into a certain Wholesale Power Contract dated as of August 12, 1964, as amended (“Wholesale Contract”); and

WHEREAS, Basin Electric is seeking certain additional loans or loan guarantees (“Loans”) from the United States, acting through the Administrator (“Administrator”) of the Rural Utilities Service (formerly the Rural Electrification Administration) or its successor agency (“RUS”); and

WHEREAS, as a condition to such Loans, the Administrator has required that the Wholesale Contract and other similar contracts between Basin Electric and its other members be amended; and

NOW THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereby agree as follows:

I.                                        The recitals contained in the Wholesale Contract are deleted and the following recitals are inserted in lieu thereof:

WHEREAS, Seller presently owns and operates electric generating plants, a transmission system and associated facilities, and has entered into contracts with others to provide for transmission facilities or service, or otherwise obtain electric capacity and electric energy for the purpose, among others, of supplying electric capacity and electric energy to borrowers from, including but not limited to, the Rural Utilities Service which are or may become members of Seller; and

WHEREAS, Seller has financed and may, in the future, finance new facilities in whole or in part through loans made or guaranteed by the United States of America (“Government”), acting through the Administrator; and

2

WHEREAS, the indebtedness created by such loans and loan guarantees made by the Government is evidenced, and, with respect to future indebtedness, shall be evidenced by certain notes (hereinafter collectively called the “Notes”), secured by that Consolidated Mortgage and Security Agreement made by and among Basin Electric Power Cooperative, Mortgagor, and the United States of America, St. Paul Bank for Cooperatives, The First National Bank of Chicago, as Trustee, Fund Asset Management, Inc., and Morgan Guaranty Trust Company of New York, as Agent, Mortgagees, dated as of November 1, 1984. (Said Consolidated Mortgage and Security Agreement as it may have heretofore been, or hereafter be, amended, supplemented and or restated from time to time being hereinafter called the Mortgage); and

WHEREAS, this Agreement and payments due to Seller under this Agreement will be pledged and assigned to secure the Notes, as provided in the Mortgage or other notes pursuant to other financial arrangements; and

WHEREAS, Member acknowledges that Seller and the Government are relying on this commitment from Member, and similar commitments from all other members having similar contracts, to purchase electric capacity and electric energy for its present and future load requirements hereunder to provide for (a) the financing of Seller’s facilities, (b) the development of an organization to serve Member, and (c) for a long-term planning and power supply acquisition program; and

3

WHEREAS, the Government is relying on this Agreement and similar contracts between Seller and other borrowers from the RUS to assure that the Notes are repaid and the purposes of the Rural Electrification Act of 1936, as amended, are carried out and Seller and Member, by executing this Amendment, acknowledge that reliance;

II.                                   The provision of the Wholesale Contract entitled Rate (Section 4 of the Wholesale Contract) is deleted and the following paragraphs are inserted in lieu thereof:

RATE. (a) Member shall pay Seller for all electric capacity and electric energy furnished hereunder at the rates and on the terms and conditions set forth in Rate Schedule “A”, attached hereto and made a part hereof, as the same may be modified from time to time by Seller.

(b) The Board of Directors of Seller at such intervals as it shall deem appropriate, but in any event not less frequently than once in each calendar year, shall review the rate for electric capacity and electric energy furnished hereunder and under similar contracts with other members, and, if necessary, shall revise such rate so that it shall produce revenues which shall be sufficient, but only sufficient, with the revenues of Seller from all other sources, to meet the cost of the operation and maintenance (including, without limitation, replacement, insurance, taxes and administrative and general overhead expenses) of the generating plants, the transmission system and related facilities of Seller, the cost of any capacity and

4

energy purchased for resale hereunder by Seller, the cost of transmission service, the cost of lease payments; interest expense and depreciation expense of Seller, and to provide for the establishment and maintenance of reasonable reserves. Seller shall cause a notice in writing to be given to Member and other members of Seller and the Administrator which shall set out all of the proposed revisions of rate with the effective date hereof, which shall not be less than thirty (30) nor more than forty-five (45) days after the date of the notice, and shall set forth the basis upon which the rate is proposed to be adjusted and established. The Member agrees that the rate from time to time established by the Board of Directors of Seller shall be deemed to be substituted for the rate herein provided and agrees to pay for electric capacity and electric energy furnished by Seller to it hereunder after the effective date of any such revision at such revised rates; provided, however, that no such revision shall be effective unless approved in writing by the Administrator.

III.                              The following additional sections are inserted in the Wholesale Contract:

TRANSFER BY THE MEMBER. The Member agrees that during the term of this Agreement, so long as any of the Notes are outstanding, the Member will not, without the approval in writing of Seller and the Administrator, take or suffer to be taken any steps for reorganization or to consolidate with or merge into any organization, or to sell, lease or transfer (or make any agreement therefor) all or a

5

substantial portion of its assets, whether now owned or hereafter acquired. Notwithstanding the foregoing. Member may take or suffer to be taken any steps for reorganization or to consolidate or merge into any corporation, or to sell, lease or transfer (or make any agreement therefor) all or a substantial portion of its assets, whether now owned or hereafter acquired, so long as Member shall pay such pro rata portion of the outstanding indebtedness on the Notes, as well as other obligations and commitments of Seller at the time existing, as shall be determined by Seller with the prior written consent of the Administrator and shall otherwise comply with such reasonable terms and conditions as the Administrator and Seller shall require.

SPECIFIC PERFORMANCE OF MEMBER. Seller and Member agree that the failure or threatened failure of Member to comply with the terms of the immediately preceding paragraph entitled Transfer by the Member will cause irreparable injury to Seller and to the Government which cannot properly or adequately be compensated by the mere payment of money. Member agrees, therefore, that in the event of a breach or threatened breach by Member of the paragraph entitled Transfer by the Member, of this Agreement, that Seller, in addition to any other remedies that may be available to it judicially, shall have the right to obtain from any competent court a decree enjoining such breach or threatened breach of said paragraph and providing for the terms of said paragraph to be specifically enforced.

6

IV.                               The provision entitled Term in the Wholesale Contract, as amended, is hereby amended deleting the date appearing therein and substituting the date “December 31, 2025.”

V.                                    Except as amended hereby, the provision of the Wholesale Contract shall remain in full force and effect; provided, however, that to the extent any of the amending provisions hereof shall conflict with any other provision of the Wholesale Contract, this Amendment shall supersede such provision.

Executed as of the day and year first above written.

(SEAL)	BASIN ELECTRIC POWER
COOPERATIVE
Attest:

	By:	/s/Bill Wagner
Michael J. Hinman	Its:	President

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(SEAL)

Attest:

	By:	/s/H.J. Thompson
/s/William W. Dallas	Its:	President
Secretary

7

AMENDMENT NUMBER 3 TO

WHOLESALE POWER CONTRACT

BY AND BETWEEN

BASIN ELECTRIC POWER COOPERATIVE

AND

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

This Amendment No. 3 to· Wholesale Power Contract is made as of this 1st day of July, 2002, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58503 (“Basin Electric” or “Seller”), a North Dakota electric cooperative corporation, and Tri-State Generation and Transmission Association, Inc., a Colorado nonprofit cooperative corporation whose principal place of business is located in or near Denver, Colorado (hereinafter “Member”).

WITNESSETH:

WHEREAS, Basin Electric and Member have heretofore entered into a certain Wholesale Power Contract dated as of August 12, 1964, as amended (“Wholesale Power Contract”); and

WHEREAS, Basin Electric desires to sell and Tri-State desires to purchase additional power pursuant to the Wholesale Power Contract for Member’s Colorado/Wyoming system.

NOW THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereby agree to amend the Wholesale Power Contract as follows:

1.                                      Amount of Sale:

Section 1 A shall be deleted in its entirety and the following substituted in lieu thereof:

“Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive

1

from Basin Electric 100,000 kW of capacity and energy for Tri-State loads in Colorado/Wyoming.

Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive from Basin Electric an additional 25, 000 kW of capacity and energy for Tri-State’s loads in Colorado/Wyoming beginning August 1, 2002. Notwithstanding Exhibit III, this 25,000 kW shall be delivered to the Ault or Story 230 kV MBPP bus. In the event Basin Electric is experiencing transmission constraints between LRS and the Ault and/or Story 230 kV bus, Basin Electric will curtail this delivery on a pro-rata basis with its other firm deliveries to Ault and/or Story, and will deliver a portion or all of this 25,000 kW to the LRS 230/345 kV bus or the Stegall West 230 kV bus.

Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive from Basin Electric a further additional 25,000 kW of capacity and energy for Tri-State’s loads in Colorado/Wyoming following the commercial operation of the Rapid City DC Tie (anticipated, but not guaranteed, to be late 2003 or early 2004). Notwithstanding Exhibit III, this 25,000 kW shall be delivered to the Ault or Story 230 kV MBPP bus. In the event Basin Electric is experiencing transmission constraints between LRS and the Ault and/or Story 230 kV bus, Basin Electric will curtail this delivery on a pro-rata basis with its other firm deliveries to Ault and/or Story, and will deliver a portion or all of this 25,000 kW to the LRS 230/345 kV bus or the Stegall West 230 kV bus.

The capacity and energy shall be furnished in accordance with the normal seasonal load pattern of Tri-State’s Colorado/Wyoming system and shall reflect a 100,000 kW (125,000) (150,000) kW schedule in at least one month of each season (winter and summer). The scheduling procedures and energy loss provisions are provided for in Exhibit I attached

2

hereto.

For the purpose of determining payment for transmission losses, it shall be assumed all power is delivered at the LRS bus.”

2.              Rate:

The Section 4 entitled “Rate (A)” is hereby amended by adding the following language:

“Notwithstanding the foregoing, neither the additional 25,000kW sale beginning August 1, 2002, nor the further additional 25,000 kW sale following commercial operation of the Rapid City DC Tie shall be priced to reflect the power cost adjustment accumulated to the date of execution of this Amendment Number 3.”

3.              Term:

The section entitled “Term” is hereby amended by deleting the date appearing therein and substituting the date December 31, 2040.

4.              Validity of Wholesale Power Contract:

Except as amended hereby, the provisions of the Wholesale Power Contract shall remain in full force and effect provided, however, that to the extent any of the amending provisions hereof shall conflict with any other provision of the Wholesale Power Contract, this amendment shall supersede such provision.

5.              Approval of Administrator of Rural Utilities Service:

The execution of this Amendment Number 3 to the Wholesale Power Contract between Basin Electric and Member is subject to the approval of the Administrator of the Rural

3

Utilities Service under the terms of the loan contracts entered into with the Administrator by Basin Electric and Member, respectively, and shall be of no force and effect until the provisions of those loan contracts specifically, but not limited to Sections 6.7 and 9.1 of the Amended and Consolidated Loan Contract dated January 1, 1998 between Basin Electric Power Cooperative and the United States of America have been met.

Executed as of the day and year first above written.

(SEAL)		BASIN ELECTRIC POWER COOPERATIVE

		By:	/s/Ronald R. Harper
Attest:			Ronald R. Harper

		Its:	CEO & General Manager
By:	/S/Clair M. Olson
Claire M. Olson

Its: Assistant Secretary

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(SEAL)

ATTEST:

		By:	/s/Frank R. Knutson
By:	/s/Robert E. Temmer
		Its:	Executive VP/ General Manager

Its:	Sr. VP/General Counsel

4

AMENDMENT NUMBER 4 TO THE

AMENDED AND SUBSTITUTED

WHOLESALE POWER CONTRACT

BY AND BETWEEN

BASIN ELECTRIC POWER COOPERATIVE

AND

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

This Amendment No. 4 to the Amended and Substituted Wholesale Power Contract is made as of this 24th day of November, 2004, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58503 (“Basin Electric” or “Seller”), a North Dakota electric cooperative corporation, and Tri-State Generation and Transmission Association, Inc., a Colorado nonprofit cooperative corporation whose principal place of business is located in or near Denver, Colorado (hereinafter “Member”).

WITNESSETH:

WHEREAS, Basin Electric and Member have heretofore entered into a certain Wholesale Power Contract dated as of August 12, 1964, as amended, which was replaced by the Amended and Substituted Wholesale Power Contract dated January 16, 1975, as amended (“Wholesale Power Contract”); and

WHEREAS, Basin Electric desires to sell and Tri-State desires to purchase additional power pursuant to the Wholesale Power Contract for Member’s Colorado/Wyoming system and to delete the upper limit on Basin Electric’s sales to the Member’s Nebraska loads;

NOW THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereby agree to amend the Wholesale Power Contract as follows:

1

1.              Amount of Sale:

(A)                               Section 1A shall be deleted in its entirety and the following substituted in lieu thereof:

“(i)                               Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive from Basin Electric 100,000 kW of capacity and energy for Tri-State loads in Colorado/Wyoming per Exhibit III. The scheduling procedures and energy loss provisions are provided for in Exhibit I.

(ii)                                  Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive from Basin Electric an additional 50,000 kW of capacity and energy for Tri-State’s loads in Colorado/Wyoming. Notwithstanding Exhibit III, this 50,000 kW shall be delivered to the Ault or Story 230 kV MBPP bus. In the event Basin Electric is experiencing transmission constraints between LRS and the Ault and/or Story 230 kV bus, Basin Electric will curtail this delivery on a pro-rata basis with its other firm deliveries to Ault and/or Story, and will deliver a portion or all of this 50,000 kW to the LRS 230/345 kV bus or the Stegall West 230 kV bus. The scheduling procedures and energy loss provisions are provided for in Exhibit IA.

(iii)                               Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive from Basin Electric a further additional 75,000 kW of capacity and energy for Tri-State’s loads in Colorado/Wyoming following the commercial date of a new coal based resource in Wyoming owned by Basin Electric (anticipated, but not guaranteed, to be in 2011). Notwithstanding Exhibit III, this 75,000 kW shall be delivered to the Ault or Story 230 kV MBPP bus. In

2

the event Basin Electric is experiencing transmission constraints between LRS and the Ault and/or Story 230 kV bus. Basin Electric will curtail this delivery on a pro-rata basis with its other firm deliveries to Ault and/or Story, and will deliver a portion or all of this 75,000 kW to the LRS 230/345 kV bus or the Stegall West 230 kV bus. The scheduling procedures and energy loss provisions are specified in Exhibit 1A.

(iv)                              For the purpose of determining payment for transmission losses, it shall be assumed all power sold under Section 1(A) is delivered at the LRS bus.”

(B)                               Section 1(B) shall be deleted in its entirety and the following is substituted in lieu thereof:

“B. Basin Electric shall sell and deliver to Tri-State and Tri-State shall purchase and receive from Basin Electric for its Nebraska loads all electric capacity and energy which Tri-State shall require in addition to the capacity and energy available to Tri-State from the Western Area Power Administration (WAPA). The amount of WAPA capacity and energy available for use for the Nebraska loads and provisions for supplemental power are set forth in Exhibit II.”

2.              Rate:

Section 4 entitled “RATE” (A) is hereby amended by deleting the following language:

“Notwithstanding the foregoing, neither the additional 25,000 kW sale beginning August 1, 2002, nor the further additional 25, 000 kW sale

3

following commercial operation of the Rapid City DC Tie shall be priced to reflect the power cost adjustment accumulated to the date of execution of this Amendment Number 3.”

Section 4 entitled “RATE” (A) is hereby amended by adding the following:

“Notwithstanding the foregoing, the additional 50,000 kW sale shall not be priced to reflect the power cost adjustment accumulated to the date of execution of Amendment Number 3. The further additional 75,000 kW sale following the commercial date of a new coal based resource in Wyoming owned by Basin Electric, shall not be priced to reflect the power cost adjustment accumulated to the date of execution of this Amendment Number 4.”

3.              Exhibit I:

Exhibit I, Section 2 shall be deleted in its entirety and the following substituted in lieu thereof:

“Tri-State shall prepare and submit two monthly schedules to Basin Electric and its agents for capacity and energy deliveries to Colorado-Wyoming. These schedules shall be for loads located electrically west and electrically east of the east-west electrical separation and shall generally conform to the normal load patterns of the loads being served. The sum of the schedules shall equal the amounts established in Table 1 (attached hereto) of this Exhibit I. The schedules in Table 1 may be

4

modified by mutual agreement.”

4.              Exhibit IA:

The attached Exhibit IA is hereby added as a new and additional exhibit to the Wholesale Power Contract.

5.              Validity of Wholesale Power Contract:

Except as amended hereby, the provisions of the Wholesale Power Contract shall remain in full force and effect provided, however, that to the extent any of the amending provisions hereof shall conflict with any other provision of the Wholesale Power Contract, this amendment shall supersede such provision.

6.              Approval of Administrator of Rural Utilities Service:

The execution of this Amendment Number 4 to the to the Amended and Substituted Wholesale Power Contract between Basin Electric and Member is subject to the approval of the Administrator of the Rural Utilities Service under the terms of the loan contracts entered into with the Administrator by Basin Electric and Member, respectively, and shall be of no force and effect until the provisions of those loan contracts specifically, but not limited to Sections 6.7 and 9.1 of the Amended and Consolidated Loan Contract dated January 1, 1998 between Basin Electric Power Cooperative and the United States of America have been met.

5

Executed as of the day and year first above written.

(SEAL)		BASIN ELECTRIC POWER COOPERATIVE

		By:	/s/Ronald R. Harper
Attest:			Ronald R. Harper

		Its:	CEO & General Manager
By:	/S/Clair M. Olson
Claire M. Olson		Date: November 2, 2004

Its:	Secretary

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(SEAL)

		By:	/s/Micheal S. McInnis for JM Shafer
: Witnessed

By:	/s/Glenda Lanik	Its:	Executive Vice President/ General Manager

Its:	Assistant General Counsel	Date: November 24, 2004

6

Exhibit I

Table 1

	MONTHLY SCHEDULE SHAPES																								Day
Month\HE	01	02	03	04	05	06	07	08	09	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	Total
JAN	74	73	72	72	74	79	87	90	89	88	86	85	82	81	79	80	83	94	97	95	94	90	83	77	2004
FEB	76	75	75	75	77	82	89	91	90	89	88	86	83	82	81	81	83	89	97	96	94	91	85	79	2034
MAR	75	74	74	74	76	81	87	90	90	90	88	87	85	83	82	82	83	86	95	97	95	91	84	78	2027
APR	52	51	51	51	52	56	61	63	64	64	64	63	62	61	61	60	61	61	63	65	68	66	60	55	1435
MAY	60	59	58	58	59	61	67	70	72	73	73	73	73	73	72	72	73	73	73	74	77	76	70	64	1653
JUN	71	69	67	66	67	69	73	78	82	84	86	88	88	89	89	90	90	91	90	89	90	91	84	77	1958
JUL	78	75	74	73	73	74	77	83	87	91	94	96	97	98	99	100	100	100	99	98	97	97	90	83	2133
AUG	77	75	74	73	73	75	79	83	87	90	92	94	95	96	97	98	98	98	98	96	98	95	87	81	2109
SEP	61	60	59	58	59	63	69	71	73	75	75	76	76	76	77	77	77	78	79	82	82	78	71	64	1716
OCT	65	64	63	63	65	69	77	80	80	80	79	78	77	77	76	76	77	79	83	86	84	80	74	68	1800
NOV	76	75	75	75	76	81	88	90	89	89	87	86	84	83	82	82	87	97	98	97	95	91	85	79	2047
DEC	77	75	75	75	76	80	87	90	89	39	87	85	83	81	80	81	87	99	100	99	97	94	87	80	2053

7

Exhibit IA

Colorado-Wyoming Deliveries

This Exhibit IA to Amendment No. 4 of the Amended and Substituted Wholesale Power Contract by and between Basin Electric Power Cooperative and Tri-State Generation and Transmission Association, Inc., shall become effective on the effective date of the Amendment No. 4 and shall remain in effect until superseded by a new Exhibit IA or terminated upon the expiration of the Wholesale Power Contract.

1.                                      Written Scheduling, Accounting and Billing Procedures for Colorado-Wyoming Deliveries under Section 1(A)(ii) and 1(A)(iii) of the Wholesale Power Contract shall be developed and agreed upon by representatives of Tri-State and Basin Electric. The Scheduling, Accounting and Billing Procedures are intended to implement the terms of the Wholesale Power Contract but not to modify or amend it.

2.                                      The monthly schedules are attached hereto as Tables 1 and 2. Table 1 shall apply to the deliveries per Sections l(A)(ii). Table 2 shall apply to the deliveries per Section l(A)(iii). These schedules may be modified by mutual agreement.

3.                                      Tri-State shall bear the responsibility and costs associated with the transmission of capacity and energy beyond Basin Electric’s Points of Delivery as stated in Section 1(A)(ii) and 1(A)(iii) of the Wholesale Power Contract. This shall include, but not be limited to, wheeling, losses and control power charges.

8

IN WITNESS WHEREOF, Tri-State and Basin Electric have caused this Exhibit IA to be duly executed this 2nd day of November, 2004.

(SEAL)		BASIN ELECTRIC POWER COOPERATIVE

		By:	/s/Ronald R. Harper
Attest:			Ronald R. Harper

		Its:	CEO & General Manager
By:	/S/Clair M. Olson
Claire M. Olson

Its:	Assistant Secretary

TRI-STATE GENERATION AND
TRANSMISSION ASSOCIATION, INC.

(SEAL)

		By:	/s/Micheal S. McInnis for JM Shafer
: Witnessed

By:	/s/Glenda Lanik	Its:	Executive Vice President/ General Manager

Its:	Assistant General Counsel

9

Exhibit IA

Table 1

	MONTHLY SCHEDULE SHAPES																								Day
Month\HE	01	02	03	04	05	06	07	08	09	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	Total
JAN	37	37	36	37	37	40	44	45	45	45	44	43	41	41	40	40	42	47	49	48	47	46	42	39	1012
FEB	38	38	38	38	39	41	45	46	46	45	44	43	42	41	41	41	42	45	49	49	48	46	43	40	1028
MAR	38	38	37	38	38	41	44	46	46	45	44	44	43	42	42	42	42	44	48	49	48	46	43	39	1027
APR	26	26	25	25	26	28	30	32	32	32	32	32	31	31	30	30	30	31	31	32	34	33	30	27	716
MAY	30	30	29	29	30	31	34	36	36	37	37	37	37	37	37	37	37	37	37	37	39	39	36	32	838
JUN	36	35	34	34	34	35	37	40	41	43	44.44		45	45	45	45	46	46	46	45	46	46	43	39	994
JUL	39	38	37	36	36	37	39	41	44	45	47	48	49	49	50	50	50	50	50	49	49	48	45	41	1067
AUG	39	38	37	36	37	38	39	42	43	45	46	47	48	48	49	49	49	49	49	. 48	49	47	44	40	1056
SEP	31	30	29	29	30	31	34	36	37	37	38	38	38	38	38	38	39	39	39	41	41	39	35	32	857
OCT	32	32	32	32	32	35	39	40	40	40	40	39	39	38	38	38	38	40	42	43	42	40	37	34	902
NOV	38	37	37	37	38	41	44	45	45	44	44	43	42	41	41	41	43	48	49	48	47	46	42	40	1021
DEC	38	38	37	37	38	40	44	45	45	44	43	42	41	41	40	40	44	49	50	50	49	47	44	40	1026

10

Exhibit IA

Table 2

	MONTHLY SCHEDULE SHAPES																								Day
Month\HE	01	02	03	04	05	06	07	08	09	10	11	12	13	14	15	16	17	18	19	20	21	22	23	24	Total
JAN	56	55	54	54	56	59	65	68	67	66	65	64	62	61	59	60	62	71	73	71	71	68	62	58	1507
FEB	57	56	56	56	58	62	67	68	68	67	66	65	62	62	61	61	62	67	73	72	71	68	64	59	1528
MAR	56	56	56	56	57	61	65	68	68	68	66	65	64	62	62	62	62	65	71	73	71	68	63	59	1524
APR	39	38	38	38	39	42	46	47	48	48	48	47	47	46	46	45	46	46	47	49	51	50	45	41	1077
MAY	45	44	44	44	44	46	50	53	54	55	55	55	55	55	54	54	55	55	55	56	58	57	53	48	1244
JUN	53	52	50	50	50	52	55	59	62	63	65	66	66	67	67	68	68	68	68	67	68	68	63	58	1473
JUL	59	56	56	55	55	56	58	62	65	68	71	72	73	74	74	75	75	75	74	74	73	73	68	62	1603
AUG	58	56	56	55	55	56	59	62	65	68	69	71	71	72	73	74	74	74	74	72	74	71	65	61	1585
SEP	46	45	44	44	44	47	52	53	55	56	56	57	57	57	58	58	58	59	59	62	62	59	53	48	1289
OCT	49	48	47	47	49	52	58	60	60	60	59	59	58	58	57	57	58	59	62	65	63	60	56	51	1352
NOV	57	56	56	56	57	61	66	68	67	67	65	65	63	62	62	62	65	73	74	73	71	68	64	59	1537
DEC	58	56	56	56	57	60	65	68	67	67	65	64	62	61	60	61	65	74	75	74	73	71	65	60	1540

11

AMENDMENT TO

WHOLESALE POWER CONTRACT

BY AND BETWEEN

BASIN ELECTRIC POWER COOPERATIVE

AND

TRI-STATE GENERATION AND TRANSMISSION ASSOCIATION, INC.

This Amendment to Wholesale Power Contract is made as of this 12th day of December, 2006, by and between Basin Electric Power Cooperative, 1717 East Interstate Avenue, Bismarck, North Dakota 58501 (Seller), a North Dakota electric cooperative corporation, and Tri-State Generation and Transmission Association, Inc., (Member), a Colorado non-profit cooperative corporation whose principal place of business is located in or near Denver, Colorado.

WITNESSETH:

WHEREAS, Seller and Member entered into a certain Wholesale Power Contract dated as of August 12, 1964, as amended (Wholesale Contract); and

WHEREAS, Seller and Member are entering into this Amendment to extend the term of their Wholesale Contract;

NOW THEREFORE, in consideration of the mutual undertakings herein contained, the parties hereby agree as follows:

I.                Section 10 of the Wholesale Contract as amended by Amendment Number 3 to Wholesale Power Contract dated July 2002, Section 3, is hereby amended by deleting the date “December 31, 2040”, and substituting the date “December 31, 2050”.

II.           This agreement is subject to the approval of the Administrator of the Rural Utilities Services.

Executed as of the day and year first above written.

1

BASIN ELECTRIC POWER COOPERATIVE

	By:	/s/Wayne L. Child
ATTEST:	Its:	President

/S/Kermit Pearson
Kermit Pearson
Secretary

TRI-STATE GENERATION & TRANSMISSION
ASSOCIATION, INC.

	By:	/s/Harold “Hub” Thompson
ATTEST:	Its:	President

/s/Wayne L. Child
Wayne L. Child
Assistant Secretary

2